Subsequent Event Business Combinations	12 Months Ended
Dec. 31, 2018
Business Acquisition [Line Items]
Schedule of Business Acquisitions by Acquisition, Contingent Consideration [Table Text Block]
Subsequent Events

On September 12, 2018, Park and CAB Financial Corporation, a South Carolina corporation (“CABF”), entered into an Agreement and Plan of Merger and Reorganization (the “CABF Merger Agreement”), pursuant to which CABF will merge with and into Park (the “CABF Merger”). Following the CABF Merger, CABF’s wholly-owned bank subsidiary, Carolina Alliance Bank, will merge with and into PNB, with PNB as the surviving bank. Subject to the terms and conditions of the CABF Merger Agreement, at the effective time of the CABF Merger (the “CABF Effective Time”), CABF shareholders will receive, for each share of CABF’s common stock, $1.00 par value per share, (i) $3.80 in cash and (ii) 0.1378 of Park's common shares (the “CABF Merger Consideration”).
At the CABF Effective Time, CABF stock options with an exercise price of less than $19.00 will be canceled and converted into the right to receive the CABF Merger Consideration. CABF stock options with an exercise price of $19.00 or more will be assumed and converted into an option to purchase Park common shares, on the same terms and conditions as were applicable under such CABF stock option. At the CABF Effective Time, CABF restricted stock awards will fully vest (with any performance-based vesting condition deemed satisfied) and will be canceled and converted automatically into the right to receive CABF Merger Consideration.
On January 14, 2019, the shareholders of CABF voted in favor of approving the CABF Merger. The CABF Merger is expected to close early in the second quarter of 2019.